UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2026

PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

Oregon	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16760 SW Upper Boones Ferry Rd., Suite 101
Portland, OR 97224
(503) 601-4545
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PXLW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Executive Compensation

On January 14, 2026, the Compensation Committee (the “Committee”) of the Board of Directors of Pixelworks, Inc. (the "Company") approved the payment of bonuses under (i) the previously disclosed Transaction Bonus Agreement dated as of August 12, 2025 by and between the Company and Todd DeBonis (the “DeBonis Agreement”), and (ii) the previously disclosed Transaction Bonus Agreement dated as of October 10, 2025 by and between the Company and Haley Aman (the “Aman Agreement” and, together with the DeBonis Agreement, the “Bonus Agreements”). Included in this approval was a waiver of a condition under each Bonus Agreement that the closing of a “qualifying transaction” (as defined in each Bonus Agreement) occur by December 31, 2025. Although the sale of the Company's subsidiary, Pixelworks Semiconductor Technology (Shanghai) Co., Ltd. (the “Sale”), officially closed on January 6, 2026, the Committee determined that such delay was immaterial and therefore approved the waiver of the condition.

In addition, in recognition of $1.2 million of the purchase price for the Sale being held in escrow pending resolution of certain tax matters in China, the Committee further approved the payment of the portion of transaction bonuses under the Bonus Agreements pertaining to such amount to occur following the payment of such funds to the Company.

The foregoing description of certain provisions of Bonus Agreements are not complete and are subject to and qualified in their entirety by reference to the DeBonis Agreement filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on August 13, 2025 and the Aman Agreement filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on October 16, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

Dated:	January 16, 2026	/s/ Haley F. Aman
Haley F. Aman Chief Financial Officer